SECTION 1.    ESTABLISHMENT AND PURPOSE . . . . . . . . . . . . . . . . . . . .4
SECTION 2.    ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . . . 4
      (a)     Committees of the Board of Directors . . . . . . . . . . . . . . 4
      (b)     Authority of the Board of Directors . . . . . . . . . . . . . . .4

SECTION 3.    ELIGIBILITY . . . . . . . . . . . . . . . . . . . . . . . . . . .4

      (a)     General Rule . . . . . . . . . . . . . . . . . . . . . . . . . . 4
      (b)     Ten-Percent Stockholders . . . . . . . . . . . . . . . . . . . . 4

SECTION 4.    STOCK SUBJECT TO PLAN . . . . . . . . . . . . . . . . . . . . . .5

      (a)     Basic Limitation . . . . . . . . . . . . . . . . . . . . . . . . 5
      (b)     Additional Shares . . . . . . . . . . . . . . . . . . . . . . . .5

SECTION 5.    TERMS AND CONDITIONS OF AWARDS OR SALES . . . . . . . . . . . . .5

      (a)     Stock Purchase Agreement . . . . . . . . . . . . . . . . . . . . 5
      (b)     Duration of Offers and Nontransferability of Rights . . . . . . .5
      (c)     Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . . 5
      (d)     Withholding Taxes . . . . . . . . . . . . . . . . . . . . . . . .5
      (e)     Restrictions on Transfer of Shares and Minimum Vesting . . . . . 6
      (f)     Accelerated Vesting . . . . . . . . . . . . . . . . . . . .  . . 6

SECTION 6.    TERMS AND CONDITIONS OF OPTIONS . . . . . . . . . . . . . . . . .6

      (a)     Stock Option Agreement . . . . . . . . . . . . . . . . . . . . . 6
      (b)     Number of Shares . . . . . . . . . . . . . . . . . . . . . . . . 6
      (c)     Exercise Price . . . . . . . . . . . . . . . . . . . . . . . . . 6
      (d)     Withholding Taxes . . . . . . . . . . . . . . . . . . . . . . . .6
      (e)     Exercisability . . . . . . . . . . . . . . . . . . . . . . . . . 7
      (f)     Accelerated Exercisability . . . . . . . . . . . . . . . . . . . 7
      (g)     Basic Term . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
      (h)     Nontransferability . . . . . . . . . . . . . . . . . . . . . . . 7
      (i)     Termination of Service (Except by Death) . . . . . . . . . . . . 7
      (j)     Leaves of Absence . . . . . . . . . . . . . . . . . . . . . . . .8
      (k)     Death of Optionee . . . . . . . . . . . . . . . . . . . . . . . .8
      (l)     No Rights as a Stockholder . . . . . . . . . . . . . . . . . . . 8
      (m)     Modification, Extension and Assumption of Options . . . . . . . .8
      (n)     Restrictions on Transfer of Shares and Minimum Vesting . . . . . 8
      (o)     Accelerated Vesting . . . . . . . . . . . . . . . . . . . . . . .9

SECTION 7.    PAYMENT FOR SHARES . . . . . . . . . . . . . . . . . . . . . . . 9

      (a)     General Rule . . . . . . . . . . . . . . . . . . . . . . . . . . 9
      (b)     Surrender of Stock . . . . . . . . . . . . . . . . . . . . . . . 9
      (c)     Services Rendered . . . . . . . . . . . . . . . . . . . . . . . .9
      (d)     Promissory Note . . . . . . . . . . . . . . . . . . . . . . . . .9
      (e)     Exercise/Sale . . . . . . . . . . . . . . . . . . . . . . . . . 10
      (f)     Exercise/Pledge . . . . . . . . . . . . . . . . . . . . . . . . 10

SECTION 8.    ADJUSTMENT OF SHARES . . . . . . . . . . . . . . . . . . . . . .10

      (a)     General . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
      (b)     Mergers and Consolidations . . . . . . . . . . . . . . . . . . .10
      (c)     Reservation of Rights . . . . . . . . . . . . . . . . . . . . . 10

SECTION 9.    SECURITIES LAWS REQUIREMENTS . . . . . . . . . . . . . . . . . .11

      (a)     General . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
      (b)     Financial Reports . . . . . . . . . . . . . . . . . . . . . . . 11

SECTION 10.   NO RETENTION RIGHTS . . . . . . . . . . . . . . . . . . . . . . 11

SECTION 11.   DURATION AND AMENDMENTS . . . . . . . . . . . . . . . . . . . . 11

      (a)     Term of the Plan . . . . . . . . . . . . . . . . . . . . . . . .11
      (b)     Right to Amend or Terminate the Plan . . . . . . . . . . . . . .11
      (c)     Effect of Amendment or Termination . . . . . . . . . . . . . . .12

SECTION 12.   DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . 12

                     ULTRACARD, INC. 1998 STOCK OPTION PLAN

SECTION  1.    ESTABLISHMENT  AND  PURPOSE.

               The purpose of the Plan is to offer selected individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

               Capitalized  terms  are  defined  in  Section  12.

SECTION  2.    ADMINISTRATION.

               (a) COMMITTEES OF THE BOARD OF DIRECTORS. The Plan may be administered by one or more Committees. Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have Such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

               (b) AUTHORITY OF THE BOARD OF DIRECTORS. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Optionees and all persons deriving their rights from a Purchaser or Optionee.

SECTION  3.    ELIGIBILITY.

               (a) GENERAL RULE. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Options or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs.

               (b) TEN-PERCENT STOCKHOLDERS. An individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for designation as an Optionee or Purchaser unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant, (ii) the Purchase Price (if any) is at least 100% of the Fair Market Value of a Share and
(iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION  4.    STOCK  SUBJECT  TO  PLAN.

               (a) BASIC LIMITATION. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares. The aggregate number of Shares that may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed One Million (1,000,000) Shares, subject to adjustment pursuant to Section 8. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

               (b)     ADDITIONAL  SHARES.  In  the  event  that any outstanding
Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of ISOs shall in no event exceed One Million (1,000,000) Shares (subject to adjustment pursuant to Section
8).

SECTION  5.    TERMS  AND  CONDITIONS  OF  AWARDS  OR  SALES.

               (a) STOCK PURCHASE AGREEMENT. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

               (b)     DURATION  OF  OFFERS  AND  NON-TRANSFERABILITY OF RIGHTS.
Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

               (c) PURCHASE PRICE. The Purchase Price of Shares to be offered under the Plan shall not be less than 85% of the Fair Market Value of such Shares, and a higher percentage may be required by Section 3(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Board of Directors at its sole discretion. The Purchase Price shall be payable in a form described in Section 7.

               (d) WITHHOLDING TAXES. As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

               (e) RESTRICTIONS ON TRANSFER OF SHARES AND MINIMUM VESTING. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. In the case of a Purchaser who is not an officer of the Company, an Outside Director or a Consultant, any right to repurchase the Purchaser's Shares at the original Purchase Price (if any) upon termination of the Purchaser's Service shall lapse at least as rapidly as 20% per year over the five-year period commencing on the date of the award or sale of the Shares. Any such right may be exercised only within 90 days after the termination of the Purchaser's Service for cash or for cancellation of indebtedness incurred in purchasing the Shares.

               (f) ACCELERATED VESTING. Unless the applicable Stock Purchase Agreement provides otherwise, any right to repurchase a Purchaser's Shares at the original Purchase Price (if any) upon termination of the Purchaser's Service shall lapse and all of such Shares shall become vested if
(i) the Company is subject to a Change in Control before the Purchaser's Service terminates and (ii) the repurchase right is not assigned to the entity that employs the Purchaser immediately after the Change in Control or to its parent or subsidiary.

SECTION  6.    TERMS  AND  CONDITIONS  OF  OPTIONS.

               (a) STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

               (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock
Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

               (c) EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). The Exercise Price of a Nonstatutory Option shall not be less than 85% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 7.

               (d) WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

               (e) EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. In the case of an Optionee who is not an officer of the Company, an Outside Director or a Consultant, an Option shall become exercisable at least as rapidly as 20% per year over the five-year period commencing on the date of grant. Subject to the preceding sentence, the exercisability provisions of any Stock Option Agreement shall be determined by the Board of Directors at its sole discretion.

               (f) ACCELERATED EXERCISABILITY. Unless the applicable Stock Option Agreement provides otherwise, all of an Optionee's Options shall become exercisable in full if (i) the Company is subject to a Change in Control before the Optionee's Service terminates, (ii) such Options do not remain outstanding,
(iii) such Options are not assumed by the surviving corporation or its parent and (iv) the surviving corporation or its parent does not substitute options with substantially the same terms for such options.

               (g) BASIC TERM. The Stock option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

               (h) NONTRANSFERABILITY. No Option shall be transferable by the Optionee other than by beneficiary designation, will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

               (i)     TERMINATION  OF  SERVICE  (EXCEPT  BY  DEATH).   If  an
Optionee's Service terminates for any reason other than the Optionee's death, then the Optionee's Options shall expire on the earliest of the following occasions:

                    (i)  The expiration date  determined  pursuant to Subsection
                         (g) above;

                    (ii) The date  three  months  after the  termination  of the
                         Optionee's Service for any reason other than Disability, or such later date as the Board of Directors may determine; or

               (iii) The date six months after the termination of the Optionee's Service by reason of Disability, or such later date as the Board of Directors may determine. The Optionee may exercise all or part of the Optionee's options at any time before the expiration of such options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee's

Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination).

     (j) LEAVES OF ABSENCE. For purposes of Subsection (i) above, Service shall be deemed to continue while the optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

     (k) DEATH OF OPTIONEE. If an Optionee dies while the Optionee is in Service, then the Optionee's Options shall expire on the earlier of the following dates:

                (i)     The expiration  date  determined  pursuant to Subsection
(g) above;  or

                (ii) The date 12 months after the Optionee's death. All or part of the Optionee's options may be exercised at any time before the expiration of such options under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired such options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's death or became exercisable as a result of the death. The balance of such Options shall lapse when the optionee dies.

     (l) NO RIGHTS AS A STOCKHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee's Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

     (m) MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

     (n) RESTRICTIONS ON TRANSFER OF SHARES AND MINIMUM VESTING. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. In the case of an Optionee who is not an officer of the Company, an Outside Director or a
Consultant:

               (i) Any right to repurchase the Optionee's Shares at the original Exercise Price upon termination of the Optionee's Service shall lapse at least as rapidly as 20% per year over the five-year period commencing on the date of the option grant;

               (ii) Any such right may be exercised only for cash or for cancellation of indebtedness incurred in purchasing the Shares; and

               (iii) Any such right may be exercised only within 90 days after the later of (A) the termination of the Optionee's Service or (B) the date of the option exercise.

               (o) ACCELERATED VESTING. Unless the applicable Stock Option Agreement provides otherwise, any right to repurchase an Optionee's Shares at the original Exercise Price upon termination of the Optionee's Service shall lapse and all of such Shares shall become vested if (i) the Company is subject to a Change in Control before the Optionee's Service terminates and (ii) the repurchase right is not assigned to the entity that employs the Optionee immediately after the Change in Control or to its parent or subsidiary.

SECTION  7.    PAYMENT  FOR  SHARES.

               (a)     GENERAL  RULE.  The  entire  Purchase  Price  or Exercise
Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 7.

               (b) SURRENDER OF STOCK. To the extent that a Stock Option Agreement so provides, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

               (c) SERVICES RENDERED. At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

               (d) PROMISSORY NOTE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, all or a portion of the Exercise Price or Purchase Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note in the form attached hereto as Exhibit C. However, the par value of the Shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon pursuant to a Stock Pledge Agreement, in the form attached hereto as Exhibit "D". The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. (e) EXERCISE/SALE. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

               (f) EXERCISE/PLEDGE. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION  8.    ADJUSTMENT  OF  SHARES.

               (a) GENERAL. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or (iii) the

Exercise  Price  under  each  outstanding  Option.

               (b) MERGERS AND CONSOLIDATIONS. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement, without the Optionees' consent, may provide for:

                    (i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

               (ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;
               (iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or
               (iv) The cancellation of such outstanding Options without payment of any consideration.

               (c)     RESERVATION  OF  RIGHTS.  Except  as  provided  in  this
Section 8, an Optionee or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION  9.    SECURITIES  LAW  REQUIREMENTS.

               (a) GENERAL. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933 of the United States of America, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations of any state of the United States of America, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

               (b) FINANCIAL REPORTS. The Company each year shall furnish to Optionees, Purchasers and stockholders who have received Stock under the Plan its balance sheet and income statement, unless such Optionees, Purchasers or stockholders are key Employees whose duties with the Company assure them access to equivalent information. Such balance sheet and income statement need not be audited.

SECTION  10.   NO  RETENTION  RIGHTS.

               Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Optionee) or of the Purchaser or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION  11.   DURATION  AND  AMENDMENTS.

               (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's stockholders. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Options or sales or awards of Shares (except for nonstatutory grants, sales or awards, which are not subject to Shareholder approval) that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan. The Plan shall terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

               (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 8), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's stockholders. Subject to applicable laws and regulations, stockholder approval shall not be required for any other amendment of the Plan.

               (c) EFFECT OF AMENDMENT OR TERMINATION. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION  12.   DEFINITIONS.

               (a) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

               (b)     "CHANGE  IN  CONTROL"  shall  mean:

                    (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

                    (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

               (c) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

               (d) "COMMITTEE" shall mean a committee of the Board of Directors, as described in Section 2(a).

               (e) "COMPANY" shall mean UltraCard, Inc., a Nevada corporation.

               (f) "CONSULTANT" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

               (g) "DISABILITY" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

               (h) "EMPLOYEE" shall mean any individual who is an employee of the Company, a Parent or a Subsidiary.

               (i) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

               (j) "FAIR MARKET VALUE" shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

               (k) "ISO" shall mean an employee incentive stock option described in Section 422(b) of the Code.

               (1) "NONSTATUTORY OPTION" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

               (m) "OPTION" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

               (n)     "OPTIONEE"  shall mean an individual who holds an Option.

               (o) "OUTSIDE DIRECTOR" shall mean a member of the Board of Directors who is not an Employee.

               (p) "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

               (q)     "PLAN"  shall  mean  UltraCard,  Inc.  1998  Stock Option
Plan.

               (r) "PURCHASE PRICE" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors. Purchaser shall mean an individual to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

               (s) "SERVICE" shall mean service as an Employee, Outside Director or Consultant.

               (t) "SHARE" shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable). Stock shall mean the Common Stock of the Company, with a par value of $0.001 per Share.

               (u) "STOCK OPTION AGREEMENT" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee's Option, in the form attached hereto as Exhibit "B-1".

               (v) "STOCK PURCHASE AGREEMENT" shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan, which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares, in the form attached hereto as Exhibit "A-1."

               (w) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

                                    EXHIBIT A
                      FORM OF NOTICE OF STOCK OPTION GRANT

                     ULTRACARD, INC. 1998 STOCK OPTION PLAN
                     --------------------------------------

                          Notice of Stock Option Grant

     Name  of  Optionee:                  __________________________________

     Total Number of Shares Granted:      __________________________________

     TYPE  OF  OPTION:                    __________________________________

     EXERCISE  PRICE  PER  SHARE:         __________________________________

     DATE  OF  GRANT:                     __________________________________

     DATE EXERCISABLE:                    This option may be exercised, in whole
                                          or  in  part,  for 100% of the  Shares
                                          subject to this  option  at  any  time
                                          after the Date of Grant.

     VESTING  COMMENCEMENT  DATE:         __________________________________

     VESTING  SCHEDULE:                   The  Right of  Repurchase  shall lapse
                                          with respect to the first [25%] of the
                                          Shares subject to this option when the
                                          Optionee   completes  12   months   of
                                          continuous Service  after  the Vesting
                                          Commencement  Date.   The   Right   of
                                          Repurchase shall lapse with respect to
                                          an  additional [2.083%] of  the Shares
                                          subject   to   this  option  when  the
                                          Optionee  completes   each   month  of
                                          continuous  Service  thereafter.

     EXPIRATION  DATE:                    ___________________________________

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the UltraCard, Inc. 1998 Stock Option Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

             OPTIONEE:                              ULTRACARD, INC.:
     _____________________________        By: ________________________________

                                          Its:________________________________

                                    EXHIBIT B
                                    ---------

                         FORM OF STOCK OPTION AGREEMENT
                         ------------------------------

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                     ULTRACARD, INC. 1998 STOCK OPTION PLAN:
                             STOCK OPTION AGREEMENT

SECTION  1.   GRANT  OF  OPTION.

          (A) OPTION. On the terms and conditions set forth in the Notice of Stock Option Grant and this

Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if
Section 3(b) of the Plan applies). This option is intended to be an ISO or a Nonstatutory Option, as provided in the Notice of Stock Option Grant.

          (b) STOCK PLAN AND DEFINED TERMS. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 14 of this Agreement.

SECTION  2.  RIGHT  TO  EXERCISE.

          (a) EXERCISABILITY. Subject to Subsections (b) and (c) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7.

          (b) $100,000 LIMITATION. If this option is designated as an ISO in the Notice of Stock option Grant, then the Optionee's right to exercise this option shall be deferred to the extent (and only to the extent) that this option otherwise would not be treated as an ISO by reason of the $100,000 annual limitation under Section 422(d) of the Code, except that:

          (i) The Optionee's right to exercise this option shall in any event become exercisable at least as rapidly as 20% per year over the five-year period commencing on the Date of Grant, unless the optionee is an officer of the Company, an Outside Director or a Consultant; and

          (ii) The Optionee's right to exercise this option shall no longer be deferred if (A) the Company is subject to a Change in Control before the Optionee's Service terminates, (B) this option does not remain outstanding,
     (C) this option is not assumed by the surviving corporation or its parent and (D) the surviving corporation or its parent does not substitute an option with substantially the same terms for this option.

          (c) STOCKHOLDER APPROVAL. If this Option is ISO, any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company's stockholders. This provision shall not apply with respect to the grant of a Nonstatutory Option.

SECTION  3.  NO  TRANSFER  OR  ASSIGNMENT  OF  OPTION.

               Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION  4.  EXERCISE  PROCEDURES.

          (a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this option by giving written notice to the Company pursuant to Section 13(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The notice shall be signed by the person exercising this option. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option. The Optionee or the Optionee's representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

          (b) ISSUANCE OF SHARES. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising this option.

          (c) WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.

SECTION  5.     PAYMENT  FOR  STOCK.

          (a) CASH. All or part of the Purchase Price may be paid in cash or cash equivalents.


          (b) SURRENDER OF STOCK. All or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when this option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Purchase Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.

          (c) EXERCISE/SALE. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

          (d) EXERCISE/PLEDGE. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

          (e) PROMISSORY NOTE. All or part of the Purchase Price may be paid with a full-recourse promissory note. However, the par value of the Shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

SECTION  6.  TERM  AND  EXPIRATION.

          (a) BASIC TERM. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

          (b) TERMINATION OF SERVICE (EXCEPT BY DEATH). If the Optionee's Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

          (i) The expiration date determined pursuant to Subsection (a) above;

          (ii) The date three months after the termination of the Optionee's Service for any reason other than Disability; or

          (iii) The date six months after the termination of the Optionee's Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable for vested shares before the Optionee's Service terminated. When the Optionee's Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's Service terminated.

          (c) DEATH OF THE OPTIONEE. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

          (i) The expiration date determined pursuant to Subsection (a) above; or

          (ii)    The  date  12  months  after  the  Optionee's  death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares.

          (d) LEAVES OF ABSENCE. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

          (e) NOTICE CONCERNING ISO TREATMENT. If this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three months after the date the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code), (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of such permanent and total disability or
(iii) after the Optionee has been on a leave of absence for more than 90 days, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

SECTION  7.  RIGHT  OF  REPURCHASE.

          (a) SCOPE OF REPURCHASE RIGHT. Unless they have become vested in accordance with the Notice of Stock Option Grant and Subsection (c) below, the Shares acquired under this Agreement initially shall be Restricted Shares and shall be subject to a right (but not an obligation) of repurchase by the Company. The Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares, except as provided in the following sentence. The Optionee may transfer Restricted Shares (i) by beneficiary designation, will or intestate succession or (ii) to the Optionee's spouse, children or grandchildren or to a trust established by the Optionee for the benefit of the Optionee or the Optionee's spouse, children or grandchildren, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Restricted Shares, then this Section 7 shall apply to the Transferee to the same extent as to the Optionee.

          (b) CONDITION PRECEDENT TO EXERCISE. The Right of Repurchase shall be exercisable with respect to any Restricted Shares only during the 60-day period next following the later of:

          (i) The date when the Optionee's Service terminates for any reason, with or without cause, including

     (without  limitation)  death  or  disability,  or

          (ii) The date when such Restricted Shares were purchased by the Optionee, the executors or administrators of the Optionee's estate or any person who has acquired this option directly from the Optionee by bequest, inheritance or beneficiary designation.

          (c) LAPSE OF REPURCHASE RIGHT. The Right of Repurchase shall lapse with respect to the Shares subject to this option in accordance with the vesting schedule set forth in the Notice of Stock Option Grant. In addition, the Right of Repurchase shall lapse and all of the remaining Restricted Shares shall become vested if (i) the Company is subject to a Change in Control before the Optionee's Service terminates and (ii) the Right of Repurchase is not assigned to the entity that employs the Optionee immediately after the Change in Control or to its parent or subsidiary.

          (d) REPURCHASE COST. If the Company exercises the Right of Repurchase, it shall pay the Optionee an amount equal to the Exercise Price for each of the Restricted Shares being repurchased.

          (e) EXERCISE OF REPURCHASE RIGHT. The Right of Repurchase shall be exercisable only by written notice delivered to the Optionee prior to the expiration of the 60-day period specified in Subsection (b) above. The notice shall set forth the date on which the repurchase is to be effected Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee the purchase price determined according to Subsection (d) above. Payment shall be made in cash or cash equivalents or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares. The Right of Repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Subsection (e).

          (f) ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the Right of Repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.

          (g) TERMINATION OF RIGHTS AS STOCKHOLDER. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with this Section 7, then after such time the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

          (h) ESCROW. Upon issuance, the certificates for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Subsection (f) above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Shares are at the time Restricted Shares. All regular cash dividends on Restricted Shares (or other securities at the time held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Right of Repurchase or Right of First

Refusal or (ii) released to the Optionee upon the Optionee's request to the extent the Shares are no longer Restricted Shares (but not more frequently than once every six months). In any event, all Shares which have vested (and any other vested assets and securities attributable thereto) shall be released within 60 days after the earlier of (i) the Optionee's cessation of Service or
(ii)  the  lapse  of  the  Right  of  First  Refusal.

SECTION  8.  RIGHT  OF  FIRST  REFUSAL.

          (a) RIGHT OF FIRST REFUSAL. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this Subsection (a) shall be freely assignable, in whole or in part.

          (b)     TRANSFER  OF  SHARES.  If  the  Company  fails to exercise its
Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

          (c) ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Shares subject to this Section 8 or into which such Shares thereby become convertible shall immediately be subject to this Section 8. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.

          (d) TERMINATION OF RIGHT OF FIRST REFUSAL. Any other provision of this Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

          (e) PERMITTED TRANSFERS. This Section 8 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to the Optionee's spouse, children or grandchildren or to a trust established by the Optionee for the benefit of the Optionee or the Optionee's spouse, children or grandchildren, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.

If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Section 8 shall apply to the Transferee to the same extent as to the Optionee.

          (f) TERMINATION OF RIGHTS AS STOCKHOLDER. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION  9.     LEGALITY  OF  INITIAL  ISSUANCE.

               No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

          (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

          (b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

          (c) Any other applicable provision of state or federal law has been satisfied.

SECTION  10.   NO  REGISTRATION  RIGHTS.

               The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION  11.   RESTRICTIONS  ON  TRANSFER.

          (a) SECURITIES LAW RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

          (b) MARKET STAND-OFF. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, the Optionee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company's initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act, and the Optionee shall be subject to this Subsection (b) only if the directors and officers of the Company are subject to similar arrangements.

          (c) INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

          (d) INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

          (e) LEGENDS. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

     "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

     "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

          (f) REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

          (g) ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.

SECTION  12.   ADJUSTMENT  OF  SHARES.

               In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.

SECTION  13.   MISCELLANEOUS  PROVISIONS.

          (a) RIGHTS AS A STOCKHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

          (b) NO RETENTION RIGHTS. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

          (c) NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

          (d) ENTIRE AGREEMENT. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

          (e) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, as such laws are applied to contracts entered into and performed in such State.

SECTION  14.   DEFINITIONS.

          (a)     "AGREEMENT"  shall  mean  this  Stock  Option  Agreement.

          (b) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

          (c)     "CHANGE  IN  CONTROL"  shall  mean:

          (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

          (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

          (d) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (e) "COMMITTEE" shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

          (f)     "COMPANY"  shall  mean  ULTRACARD, INC., a Nevada corporation.

          (g) "CONSULTANT" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

          (h) "DATE OF GRANT" shall mean the date specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee's Service.

          (i) "DISABILITY" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

          (j) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

          (k) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

          (l) "FAIR MARKET VALUE" shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

          (m) "ISO" shall mean an employee incentive stock option described in Section 422(b) of the Code.

          (n) "NONSTATUTORY OPTION" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

          (o) "NOTICE OF STOCK OPTION GRANT" shall mean the document so entitled to which this Agreement is attached.

          (p) "OPTIONEE" shall mean the individual named in the Notice of Stock Option Grant.

          (q) "OUTSIDE DIRECTOR" shall mean a member of the Board of Directors who is not an Employee.

          (r) "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (s) "PLAN" shall mean the ULTRACARD, INC. 1998 Stock Option Plan, as in effect on the Date of Grant.

          (t) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

          (u) "RESTRICTED SHARE" shall mean a Share that is subject to the Right of Repurchase.

          (v) "RIGHT OF FIRST REFUSAL" shall mean the Company's right of first refusal described in Section 8.

          (w) "RIGHT OF REPURCHASE" shall mean the Company's right of repurchase described in Section 7.

          (x) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

          (y) "SERVICE" shall mean service as an Employee, Outside Director or Consultant.

          (z) "SHARE" shall mean one share of Stock as adjusted in accordance with Section 8 of the Plan (if applicable).

          (aa) "STOCK" shall mean the Common Stock of the Company, with a par value of $0.001 per Share.

          (bb) "SUBSIDIARY" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (cc) "TRANSFEREE" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

          (dd) "TRANSFER NOTICE" shall mean the notice of a proposed transfer of Shares described in Section 8.

                                   EXHIBIT B-2

                                CONSENT OF SPOUSE


                                   EXHIBIT "C"

                     FORM OF PROMISSORY NOTE (SECTION 7 (D))

     For value received,_________ , promises to pay to UltraCard, Inc. (the "Company"), a Nevada corporation at 1550 S. Bascom Ave., Ste. 100, Campbell, CA 95008, the sum of _______________________($___ ) on________________(the "Due
Date"). Such principal sum shall bear interest from the date hereof at the rate of prime plus one percent (currently__ %) per annum (the "Note Rate") on the unpaid balance of this Note compounded monthly. The entire outstanding balance of principal and accrued but unpaid interest shall be due and payable on the Due Date.

     Each payment shall be credited first on interest then due and the remainder on principal. Should all principal and accrued interest not be paid in full on the Due Date, the undersigned agrees to pay interest on such sum at an annual rate (the "Default Rate") of five (5%) in excess of the Note Rate compounded monthly, from the Due Date until the undersigned pays in full all principal and accrued and unpaid interest due under this Note.

     The Company may at its option accelerate, in whole or in part, the maturity of the outstanding principal balance due on this Note and any accrued interest thereon upon the occurrence of any of the following events:

     (1) The termination of employment between the undersigned and the Company (or any present or future parent and/or subsidiary corporation of the Company) for any reason, or no reason, with or without cause.

     (2) A default in the payment of any installment of principal and/or interest when due.

     (3) A sale or attempted sale of the Pledged Stock (as defined below) by the undersigned.

     (4) If the undersigned shall make a general assignment for the benefit of creditors or shall admit in writing his/her inability to pay his/her debts as they become due, or shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking for himself or herself, or consenting to, or acquiescing in, any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer or other pleading admitting or shall fail to deny or contest the material allegations of a petition filed against him or her in any such proceeding, or shall seek, or consent to or acquiesce in, the appointment of any trustee, receiver or liquidator of the undersigned or any part of his or her property.

     (5) Any failure by the undersigned to perform, comply with or observe any of the terms, covenants, and provisions of the Pledge Agreement (defined below), and such failure shall continue uncured for more than thirty (30) days after the date of written notice thereof from the Company to the undersigned at the address for notices set forth in the Pledge Agreement.

     (6) Any representation or warranty made by the undersigned in the Pledge Agreement shall prove to be false or misleading in any material respect on the date as of which the same was made or thereafter.

     (7) Such acceleration as may be reasonably necessary for the Company to comply with any regulations promulgated by any Federal, state or local government or regulatory agency.

     The undersigned waives demand, presentment, notice of protest, notice of demand, dishonor, diligence in collection and notices of intention to accelerate maturity. Any such acceleration may be automatically effected by the Company by making an entry to such effect in its records, in which event the unpaid balance on this Note shall become immediately due and payable without demand or notice.

     Principal and interest are payable in lawful money of the United States of America. The undersigned may prepay an amount due hereunder without premium or penalty at any time.

     In the event the Company incurs any costs or fees in order to enforce payment of this Note or any portion thereof, the undersigned agrees to pay to the Company, in addition to such amounts as are owed pursuant to this Note, such costs and fees, including, without limitation, a reasonable sum for attorney fees.

     As security for the full and timely payment of amounts due under this Note and the performance of by the undersigned of all other obligations hereunder, the undersigned has executed a Stock Pledge Agreement (the "Pledge Agreement"), attached hereto as Exhibit A, pursuant to which the undersigned has pledged and granted to the Company a security interest in those shares of the Company's Common Stock (the "Pledged Stock") purchased by the undersigned as provided that certain Notice of Exercise of Option, pursuant to the UltraCard, Inc. 1998 Stock Option Plan, dated September 30, 1998, and previously delivered by the undersigned to the Company.

     Notwithstanding the pledge of the Pledged Stock the undersigned acknowledges that this Note is a full recourse note and that the undersigned is liable for the full payment of this Note without regard to the value at any time or from time to time of the Pledged Stock. In the event of any default in the payment of this Note, the Company shall have and may exercise any and all remedies of a secured party under the Nevada Uniform Commercial Code, and any other remedies available at law or in equity with respect to the Pledged Stock.

     As used herein, the undersigned includes the successors, assigns and distributees of the undersigned. As used herein, the Company includes the successors, assigns and distributees of the Company, as well as the Holder in due course of this Note.

This Note is made under and shall be construed in accordance with the laws of the State of Nevada, without regard to the conflict of law provisions thereof.

     Signature:_____________________

     Date:__________________________

     Print Name:____________________

     Address:_______________________

             _______________________

             _______________________

                     EXHIBIT A (TO FORM OF PROMISSORY NOTE)

                         FORM OF STOCK PLEDGE AGREEMENT

          THIS PLEDGE AGREEMENT ("Agreement"), made this ____ day of ________, ______, by______________ , ("Pledgor" ) in favor of ULTRACARD, INC., a Nevada corporation (the "Company").

                                   RECITALS:

          In connection with the exercise by Pledgor of his option to purchase the Stock (as defined below), pursuant to the UltraCard, Inc. 1998 Stock Option Plan, and to pay the purchase price for the Stock by delivering to the Company the Note (as defined below), Pledgor has agreed to pledge the Stock to the Company as security for the performance of Pledgor's obligations under said Note and under this Agreement.

          NOW,  THEREFORE,  Pledgor  agrees  with  the  Company  as  follows:

                                   SECTION  1

                                   DEFINITIONS

          1.1 "Liabilities" shall mean each and all of Pledgor's liabilities and obligations under the Note.

          1.2 "Note" refers to the promissory note dated the date hereof, in the principal amount of __________________________________($_____ ) executed by
Pledgor  in  favor  of  the  Company.

          1.3  "Stock"  shall  mean_______________________________     (_______)
shares of common stock par value $0.001 per share, of UltraCard, Inc., a Nevada corporation.

                                   SECTION  2

                         REPRESENTATIONS  AND  WARRANTIES

          Pledgor represents and warrants to the Company that this Agreement constitutes the legal, valid and binding obligation of Pledgor, in accordance with the terms hereof, and Pledgor has good and lawful right and authority to execute the pledge provided for herein and to pledge the Stock

                                   SECTION  3

                            PLEDGE  OF  STOCK,  ETC.

          As security and collateral for the payment when and as due and payable of all and any of the Liabilities, and for the due performance and compliance with by Pledgor with all of the terms and provisions of this Agreement, Pledgor delivers, sets over, transfers, pledges, grants a security interest in and assigns to the Company all of his right, title and interest in and to the Stock (certificates therefor, accompanied by stock powers duly executed in blank by Pledgor, shall be delivered to the Company), to be held by the Company upon the terms and conditions set forth in this Agreement.

                                   SECTION  4

                                 VOTING,  ETC.

          Unless an Event of Default shall have occurred and be continuing, Pledgor shall be entitled to vote his shares of the Stock and to give consents, waivers and ratification's in respect thereof, provided that no vote shall be cast or consent, waiver or ratification given or action taken which would violate or not comply with any of the terms and provisions of this Agreement. All such rights of Pledgor to vote and to give consents, waivers and ratification's shall cease in case an Event of Default shall occur and be continuing, if there shall have occurred an Event of Default, Pledgor grants to the Company an irrevocable proxy coupled with an interest for the Stock pursuant to which proxy the Company shall be entitled to vote or consent in its discretion and in such event Pledgor agrees to deliver to the Company such further evidence of such proxy as the Company may reasonably request.

                                   SECTION  5

                    DIVIDENDS  AND  OTHER  DISTRIBUTIONS

          Unless an Event of Default shall have occurred and be continuing all cash dividends payable in respect of the Stock shall be paid to Pledgor.

                                   SECTION  6

                              EVENTS  OF  DEFAULT

          The occurrence of any one or more of the following events (sometimes referred to as "Events of Default") shall constitute a default under this Agreement, and all such Events of Default are individually and collectively included in the term "Default" as used herein:

          a. If any representation or warranty made herein by Pledgor shall prove to be false or misleading in any material respect on the date as of which the same was made or thereafter; or

          b. If Pledgor shall fail to duly perform, comply with or observe any of the terms, covenants and provisions of this Agreement, and such failure shall continue uncured for more than thirty (30) days after the date of written notice thereof from the Company to Pledgor; or

          c. If there shall exist a default or an event of default in the payment or performance of any of the Liabilities or an event which, upon notice or lapse of time, or both, would constitute such a default or such an event of default, or both; or

          d. If Pledgor shall make a general assignment for the benefit of creditors or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking for itself, or consenting to, or acquiescing in, any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer or other pleading admitting or shall fail to deny or contest the material allegations of a petition filed against it in any such proceeding, or shall seek, or consent to or acquiesce in, the appointment of any trustee, receiver or liquidator of Pledgor or any part of his property.

                                   SECTION  7

                              REMEDIES  UPON  DEFAULT

          In case an event of Default shall have occurred and be continuing the Company shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by law or otherwise including, without limitation, those of a secured party under the Uniform Commercial Code) for the protection and enforcement of its rights in respect of the Stock, and the Company shall be entitled, without limitation:

          a. To receive all amounts payable in respect of the Stock otherwise payable under Section 5 to Pledgor; and

          b. To transfer and register all or any part of the Stock into the Company's name or the name of its nominee or nominees; and

          c. To vote all or any part of the Stock (whether or not transferred or registered into the name of the Company) and give all consents, waivers and ratifications in respect thereof and otherwise act with respect to the Stock as though it were the outright owner thereof pursuant to the proxy granted in
Section  4  hereof;  and

          d. To sell, upon no less than five (5) days prior notice to Pledgor of the time and place of any public sale, or up to five (5) days prior notice to Pledgor of the date after which a private sale may be consummated (which notice Pledgor agrees is reasonable) and without liability for any diminution in price which may have occurred, all of the Stock in such manner, whether at any broker's beard, public or private sale, and whether in one lot as an entirety, or in separate portions, and for such price and other terms and conditions as the Company may determine in its reasonable discretion.

          At any sale, the Company shall be free to purchase all or any part of the Stock unless prohibited by applicable law.

          Upon any sale or other disposition, the Company shall have the right to deliver, assign and transfer to the purchaser thereof the Stock so sold or disposed of. Each purchaser at any such sale or other disposition (including the Company) shall hold the Stock free from any claim or right of whatever kind, including any equity or right of redemption of the Pledgor. Pledgor specifically waives all rights of redemption, stay or appraisal which it had or may have under any rule of law or statute now existing or hereafter adopted.

          The Company shall not be obligated to make any sale or other disposition, unless the terms thereof shall be satisfactory to it. The Company may, without notice or publication, adjourn any private or public sale, and, upon five (5) days prior notice to Pledgor, may hold such sale at any time or place to which the same may be so adjourned. In case of any sale of all the Stock, on credit or future delivery, the Stock so sold may be retained by the Company until the selling price is paid by the purchaser thereof, but the Company shall incur no liability in case of the failure of such purchaser to take up and pay for the Stock so sold and, in case of any such failure, such Stock may again be sold as hereinabove provided.

          Pledgor recognizes that the Company may be unable to effect a public sale of all or a part of the Stock by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities law, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Stock for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor agrees that the Company has no obligation to delay the sale of any Stock for the period of time necessary to permit the registration of the Stock for public sale under any securities law.

          If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Stock, or any partial sale or other disposition of the Stock, Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same.

                                   SECTION  8

                         REMEDIES,  ETC.  CUMULATIVE

          Each right, power and remedy of the Company provided for in this Agreement or in the Note or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Company of any one or more of the rights, powers or remedies provided for in this Agreement or in the Note or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Company of all such other rights, powers or remedies, and no failure or delay on the part of the Company to exercise any such right, power or remedy shall operate as a waiver thereof.

                                   SECTION  9

                    APPLICATION  OF  MONIES  BY  THE  COMPANY

          All monies collected upon any sale or sales of the Stock hereunder, together with all other monies received by the Company hereunder, shall be applied to the payment of all costs and expenses incurred or paid by the Company in connection with any sale, transfer or delivery of the Stock or the collection of any such monies (including without limitation, reasonable attorneys' fees and expenses), and the balance of such monies shall be held by the Company and applied by it at any time or from time to time to the payment of the Liabilities and in such order and manner as the Company in its reasonable discretion may determine.

                                  SECTION  10

                              FURTHER  ASSURANCES

          Pledgor at its expense will execute, acknowledge and deliver all such instruments and take all such action as the Company may request in order to further effectuate the purposes of this Agreement and to carry out the terms hereof.

                                  SECTION  11

                         TRANSFER  OF  LIABILITIES

          The Company may at any time or from time to time sell, assign or transfer to any person all or any part of the Liabilities. Upon any such sale, assignment or transfer, the Company may sell, assign or transfer this Agreement and all or any part of its security interest in the Stock, and the Company shall be fully discharged thereafter from all liability and responsibility with respect to such Stock as transferred, and the transferee or transferees shall be vested with all the rights, powers and remedies of the Company hereunder with respect to the Stock as transferred.

                                  SECTION  12

                         THE  COMPANY'S  DUTIES,  ETC.

          The Company shall have no duty or any obligation to take any steps to protect, preserve or enforce any rights under this Agreement. The Company shall exercise reasonable care in the custody and preservation of the Stock in its possession to the extent required by applicable statute, and shall be deemed to have exercised reasonable care if it takes such action for that purpose as Pledgor shall reasonably request in writing; but no omission to do any act so requested by Pledgor shall be deemed a failure to exercise reasonable care.

                                   SECTION  13

                         TERMINATION  AND  RELEASE

          Upon the payment in full of the Liabilities in accordance with the terms of the Note, and the payment of all other sums payable (including, without limitation, the reasonable expenses and disbursements of the Company (if any)) this Agreement shall terminate and the Company, at the request and expense of Pledgor, will promptly execute and deliver to Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to Pledgor such of the Stock as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any monies at the time held by the Company hereunder.

                                   SECTION  14

                                  NOTICES,  ETC.

          All notices hereunder shall be in writing and shall be delivered or mailed by certified mail, return receipt requested, postage prepaid, addressed
(a) if to the Company at 1550 S. Bascom Ave., Ste. 100, Campbell, CA 95008, or at such other address as the Company shall have furnished in writing to Pledgor, and (b) if to Pledgor, at__________________________________, or at such other address  as  Pledgor  shall  have  furnished  in  writing  to  the Company.

                                   SECTION  15

                                  MISCELLANEOUS

          This Agreement may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. The representations, covenants and agreements of Pledgor herein contained shall survive the date hereof. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and may be executed in two or more counterparts. The terms and conditions of this Agreement shall be construed as a whole according to its fair meaning and not strictly for or against any party. The parties acknowledge that each of them has reviewed this Agreement and has had the opportunity to have it mewed by their attorneys and that any rule or construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Agreement, including amendments or any exhibits. If the context so requires, the masculine shall be deemed to refer to the feminine. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

          IN WITNESS WHEREOF, Pledgor has mused this Agreement to be executed and delivered as of the date first above written.

                         PLEDGOR:

                         __________________________________

                         COMPANY:

                         __________________________________

                         ULTRACARD,  INC.,  a  Nevada  corporation